UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

WHITESTONE REIT
(Name of Registrant as Specified In Its Charter)

JAMES C. MASTANDREA PILLARSTONE CAPITAL REIT CHAD D. CHAMPION DENNIS H. CHOOKASZIAN JERRY L. FALWELL, JR. JOHN A. GOOD KATHY M. JASSEM STEWART MORRIS, JR.
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 16, 2026

JAMES C. MASTANDREA

[●], 2026

Dear Fellow Whitestone Shareholders:

James C. Mastandrea (the “Nominating Shareholder”) is a long-time shareholder and former Chairman and Chief Executive Officer of Whitestone REIT (“Whitestone” or the “Company”). He is the beneficial owner of an aggregate of approximately 1.1 million common shares of beneficial interest, $0.001 par value per share (the “Common Shares”), of the Company, making him one of the Company’s largest shareholders.

For the reasons set forth in the attached Proxy Statement, the Nominating Shareholder believes significant changes to the composition of the Board of Trustees of the Company (the “Board”) are necessary in order to ensure that the Company is being managed and overseen in a manner consistent with your best interests. Accordingly, the Nominating Shareholder has nominated a slate of highly qualified candidates for election to the Board at the Company’s upcoming 2026 Annual Meeting of Shareholders (the “Annual Meeting”).

Although the Nominating Shareholder believes that the Company has valuable collection of assets in high-growth markets, including five undeveloped and underutilized parcels of land for future development, the Company has suffered from prolonged share price underperformance, a persistent valuation discount and ineffective Board oversight. We believe that meaningful change is required on the Board in order to establish accountability to shareholders and unlock the Company’s trapped potential.

The Company has received multiple offers to acquire the company or its assets from credible buyers that the Board chose to disregard, even ignore. To that end, the Nominating Shareholder has invested significant time and resources to recruit a highly qualified slate of independent and experienced nominees that he believes, if elected, would bring the right skill sets to sell the Company’s real estate assets and unlock value suppressed by the current Board and management for the benefit of all Whitestone shareholders.

We are therefore seeking your support at the Annual Meeting to elect our six (6) experienced candidates - Chad D. Champion, Dennis H. Chookaszian, Jerry L. Falwell, Jr., John A. Good, Kathy M. Jassem and Stewart Morris, Jr. - who collectively possess deep real estate, capital‑markets, and governance experience. If elected, these individuals will collaborate to seize the opportunity to realize the full value of the Company’s assets.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today. The attached Proxy Statement and the enclosed GOLD universal proxy card are first being sent to the shareholders on or about [●], 2026.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating, marking your vote and returning a later dated GOLD universal proxy card or by voting at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support. /s/ James C. Mastandrea

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of the Nominating Shareholder’s proxy materials, please contact Okapi Partners LLC at the phone numbers or email address listed below.

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (888) 785-6709

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED MARCH 16, 2026

2026 ANNUAL MEETING OF SHAREHOLDERS
OF
WHITESTONE REIT

PROXY STATEMENT
OF
JAMES C. MASTANDREA

PLEASE VOTE ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

James C. Mastandrea is a significant shareholder of Whitestone REIT, a Maryland real estate investment trust (“Whitestone” or the “Company”), beneficially owning an aggregate of 1,149,604 common shares of beneficial interest, $0.001 par value per share (the “Common Shares”), of the Company. The Nominating Shareholder believes meaningful change to the composition of the Company’s Board of Trustees (the “Board”) is required to ensure that the Company is being run in a manner consistent with shareholders’ best interests. Accordingly, the Nominating Shareholder has nominated six (6) highly qualified, independent trustee nominees for election at the Company’s 2026 Annual Meeting of Shareholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). The Annual Meeting is scheduled to be held virtually via live webcast at [●] on [●], 2026, at such time to be determined by the Company.1 This Proxy Statement and the enclosed GOLD universal proxy card are first being furnished to shareholders on or about [●], 2026.

At the Annual Meeting, shareholders will have an opportunity:

1.

To elect Mr. Mastandrea’s six (6) trustee nominees, Chad D. Champion, Dennis H. Chookaszian, Jerry L. Falwell, Jr., John A. Good, Kathy M. Jassem and Stewart Morris, Jr. (each, a “Shareholder Nominee” and, together, the “Shareholder Nominees”), each to serve for a one-year term ending at the Company’s 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”);

2.	To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers;
3.	To ratify the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Company has disclosed that the Annual Meeting will be held virtually. For further information on how to attend and vote virtually at the Annual Meeting and by proxy, please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

1 As of the date of this Proxy Statement, the Company’s definitive proxy statement for the Annual Meeting has not yet been filed with the Securities and Exchange Commission (the “SEC”). Accordingly, we have omitted certain information from this Proxy Statement that is not yet publicly available, including, without limitation, the time of the Annual Meeting, the record date for the Annual Meeting and the number of shares outstanding as of such record date, which we expect to be included in the Company’s definitive proxy statement. Once the Company publicly discloses this information, the Nominating Shareholder intends to supplement this Proxy Statement to disclose such information, make any other necessary updates and file such supplemental materials with the SEC.

We believe the terms of the six (6) trustees expire at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect our six (6) Shareholder Nominees. The Nominating Shareholder and the Company will each be using a universal proxy card for voting on the election of trustees at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to six (6) nominees on the Nominating Shareholder’s enclosed GOLD universal proxy card. Shareholders are permitted to vote for less than six (6) nominees or for any combination (up to six (6) total) of the Shareholder Nominees and the Company’s nominees on the enclosed GOLD universal proxy card. Although shareholders can vote for up to six (6) nominees on either the Nominating Shareholder’s or the Company’s universal proxy card, we believe the best opportunity for all of the Shareholder Nominees to be elected is by voting on the GOLD universal proxy card. This is because, according to the Company, if you do not specify how to vote your shares with respect to the election of trustees on the Company’s white universal proxy card, the proxies named therein will vote such shares “for” the Company’s six (6) trustee nominees (and not in favor of the six (6) Shareholder Nominees). In addition, voting on the GOLD universal proxy card enables our proxy solicitor, Okapi Partners LLC (“Okapi Partners”), to more accurately track the votes that have been cast by shareholders with respect to the election of trustees and therefore assists in our ongoing solicitation efforts for the election of the Shareholder Nominees. The Nominating Shareholder therefore urges shareholders using our GOLD universal proxy card to vote “FOR” all of the Shareholder Nominees. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Shareholder Nominees will have the legal effect of replacing six (6) incumbent trustees. If elected, the Shareholder Nominees, subject to their fiduciary duties as trustees, will seek to commence a sale of the Company or its real estate assets. However, in the event the Shareholder Nominees constitute a minority of the Board, there can be no guarantee that they will be able to implement the actions that they believe are necessary to do so. There is no assurance that any of the Company’s nominees will serve as trustees if all or some of the Shareholder Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

IF YOU MARK FEWER THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF TRUSTEES, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE SIX (6) SHAREHOLDER NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF TRUSTEES, ALL OF YOUR VOTES FOR THE ELECTION OF TRUSTEES WILL BE DEEMED INVALID.

The record date for the Company has not yet publicly disclosed the record date for determining shareholders entitled to notice of and to vote at the virtual Annual Meeting (the “Record Date”) or the number of Common Shares outstanding as of the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”).

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s proxy statement, the Company has one class of voting stock, which has one vote per share. The mailing address of the principal executive offices of the Company is 2600 S. Gessner Road, Suite 500, Houston, Texas 77063.

As of the date hereof, the Nominating Shareholder and the other participants in this solicitation collectively beneficially own an aggregate of 1,172,043 Common Shares (the “Mastandrea Group Shares”), and intend to vote all such shares “FOR” the Shareholder Nominees, “AGAINST” the Company’s advisory proposal of the compensation paid to the Company’s named executive officers, and “FOR” the Company’s proposal to ratify the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm.

THIS SOLICITATION IS BEING MADE BY JAMES C. MASTANDREA AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, OF WHICH MR. MASTANDREA IS NOT AWARE, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

MR. MASTANDREA URGES YOU TO VOTE FOR HIS NOMINEES BY SIGNING, DATING AND RETURNING THE GOLD UNIVERSAL PROXY CARD TODAY.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

This Proxy Statement and our GOLD universal proxy card are available at

www.[•].com

IMPORTANT

Your vote is important, no matter how many or few Common Shares you own. We urge you to vote “FOR” the election of the Shareholder Nominees and in accordance with the Nominating Shareholder’s recommendations on the other proposals on the agenda for the Annual Meeting by signing, dating and returning the enclosed GOLD universal proxy card today.

●

If your Common Shares are registered in your own name, please vote (i) through the Internet by following the instructions on the enclosed GOLD universal proxy card; (ii) by telephone from the United States by calling the number specified on the enclosed GOLD universal proxy card; or (iii) by signing and dating the enclosed GOLD universal proxy card and returning it to James C. Mastandrea, c/o Okapi Partners LLC, in the enclosed postage-paid envelope today.

●

If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Common Shares on your behalf without your instructions. As a beneficial owner, in order to vote your shares in person virtually at the Annual Meeting you may need to obtain a legal proxy from the broker or bank giving you the right to vote the shares.

●

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form.

●

You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As the Nominating Shareholder is using a “universal” proxy card containing the Shareholder Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. The Nominating Shareholder strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent trustees, it will revoke any proxy card you may have previously sent to us.

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of James C. Mastandrea’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (888) 785-6709

E-mail: info@okapipartners.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

On December 31, 2025, the Nominating Shareholder delivered a letter to the Company, in accordance with the Bylaws, nominating the Shareholder Nominees for election to the Board at the Annual Meeting (the “Initial Nomination Notice”) and requesting:

●	Confirmation that the size of the Board is currently fixed at a total of six trusteeships, and that there are currently no vacancies on the Board;
●	Confirmation that the Bylaws have not been amended since March 28, 2022; and
●

Either confirmation that this Notice complies with the notice requirements of Article II, Section 12 of the Bylaws respecting advance notice of nominations of trustees or identification of any alleged defects in this Notice that lead the Company to conclude that such notification requirements have not been complied with.

As of the date of this Proxy Statement, Whitestone has not provided confirmation of any of the requested items.

On January 2, 2026 and January 5, 2026, the Nominating Shareholder issued a press release announcing his intention to nominate a slate of new, highly qualified independent trustees experienced in commercial real estate and public and private capital markets to replace the current Board at the Annual Meeting. In the press release, the Nominating Shareholder stated that his decision comes after several years in which Whitestone has:

●	Delivered weak share‑price performance and only modest dividend growth.
●	Shown no convincing ability to scale its asset base through high‑quality external growth.
●	Operated with an elevated cost of capital and a persistent gap between trading price and intrinsic value.
●

Completed acquisitions that appear inferior to the existing inherited portfolio, while its operations have underutilized Whitestone’s land bank for development, construction, and leasing adjacent to existing properties.

●	Paid senior executives, including its Chief Executive Officer and President and COO, seven‑figure compensation packages that have not translated into commensurate financial and shareholder returns.

On January 2, 2026, Peter Tropoli, General Counsel & Corporate Secretary of the Company, by email to Douglas M. Berman, counsel for Pillarstone Capital REIT, confirmed receipt of the Initial Nomination Notice and stated that the Company will review it.

On January 22, 2026, by email to Mr. Berman, Mr. Tropoli sent director candidate questionnaires, requesting that each of the Shareholder Nominees fill out and send them back to him.

On January 27, 2026, by email to Mr. Berman, Mr. Tropoli resent the email of January 22, 2026, making sure that Mr. Berman did not miss it.

On January 27, 2026, by email to Mr. Tripoli, Mr. Berman confirmed receipt of the questionnaires and asked about the deadline to return them.

On January 28, 2026, by email to Mr. Berman, Mr. Tropoli responded to Mr. Berman’s email of January 27, 2026, providing a response of “February 20”.

On January 29, 2026, the Nominating Shareholder delivered the questionnaires to the Company and again requesting:

●	Confirmation that the size of the Board is currently fixed at a total of six trusteeships, and that there are currently no vacancies on the Board;
●	Confirmation that the Bylaws have not been amended since March 28, 2022; and
●

Either confirmation that the notice dated December 31, 2025 discussed above complies with the notice requirements of Article II, Section 12 of the Bylaws respecting advance notice of nominations of trustees or identification of any alleged defects in the notice that lead the Company to conclude that such notification requirements have not been complied with.

As of the date of this Proxy Statement, Whitestone has not provided confirmation of any of the requested items.

On February 11, 2026, by email to Mr. Berman, Mr. Tropoli, noting that in reviewing Shareholder Nominee John A. Good’s questionnaire (for example, question 16), he is disclaiming beneficial ownership of the shares of the Company owned by NexPoint Asset Management and asking about the relationship between NexPoint Asset Management and NexPoint Storage Partners.

On February 12, 2026, by email to Mr. Tripoli, Mr. Berman responded that there were no shares reported in response to applicable questions in the questionnaire, Mr. Good does not beneficially own shares held by NexPoint Asset Management, Mr. Good has no affiliation or association with NexPoint Asset Management, and NexPoint Asset Management has no advisory or other role with NexPoint Storage Partners, Inc.

On March 9, 2026, by email to Mr. Berman, Mr. Tropoli informed him that the Company’s “Committee” would like to schedule interviews with four of the Shareholder Nominees and proposing an interview schedule.

On March 11, 2026, by email to Mr. Tripoli, Mr. Berman responded with the Shareholder Nominees’ availability and requested confirmation of the attendees at the interviews and whether the interviews would be recorded.

On March 12, 2026, by email to Mr. Berman, Mr. Tripoli updated the Committee’s interview request schedule, confirmed that they would not be recording the interviews and that the attendees will be 2 to 3 Committee members and Mr. Tripoli in his capacity as corporate secretary.

On March 12, March 13 and March 14, 2026, Mr. Tropoli and Mr. Berman exchanged emails coordinating the interview schedules for the four Shareholder Nominees for whom the Committee had requested interviews.

On March 16, 2026, the Committee conducted virtual interviews with each of Mr. Morris, Mr. Champion, Mr. Falwell and Mr. Good.

On March 16, 2026, the Nominating Shareholder filed his preliminary proxy statement with the SEC.

REASONS FOR THE SOLICITATION

The Opportunity

As one of the Company’s largest stockholders (by percentage of shares outstanding), the Nominating Shareholder firmly believes in the inherent value in the Company’s portfolio of assets. Because he believes that the current assets of the Company are worth more than the value given by the public markets under the current Board and management, the Nominating Shareholder believes that a sale of the Company is the best way to unlock the value of the Company’s portfolio of assets.

As the former Chairman and Chief Executive Officer of the Company from 2006 to January 2022 and trustee of the Company from July 2006 to April 2022, the Nominating Shareholder was responsible for the development of the Company’s business strategy and acquisition of its real estate portfolio, having presided over the purchase of most of the assets in the current Whitestone real estate portfolio. He believes that Whitestone owns a valuable collection of assets and that a unique opportunity exists to realize the value created by the previous management team.

The Shareholder Nominees Align With the Needs of Shareholders

Shareholders need a Board that is experienced and equipped to sell real estate assets. While the Board’s current trustees possess valuable skills and institutional knowledge, only two seem to possess the requisite experience with buying and selling real estate, which would include REIT merger and acquisition experience, needed to unlock the value of the Company’s assets and maximize the value of the Common Shares. Each of the Shareholder Nominees has experience with real estate purchases and sales, including REIT mergers and acquisitions, and capital markets needed to implement and oversee a strategic alternatives process to quickly ensure that the asset value of the Company’s real estate assets is finally reflected in the price of the Common Shares and realized by the Whitestone shareholders.

PROPOSAL NO. 1

ELECTION OF TRUSTEES

According to the Company’s proxy statement for its 2025 annual meeting, the Board is currently composed of six (6) trustees, each with a term expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our six (6) Shareholder Nominees, Chad D. Champion, Dennis H. Chookaszian, Jerry L. Falwell, Jr., John A. Good, Kathy M. Jassem and Stewart Morris, Jr. Your vote to elect the Shareholder Nominees will have the legal effect of replacing the six (6) incumbent trustees of the Company with the Shareholder Nominees. If less than three (3) are elected, our Shareholder Nominees will constitute a minority of the Board and there is no guarantee that they will be able to implement the actions they believe are necessary to maximize shareholder value at the Company. However, we believe the election of the Shareholder Nominees is an important step in the right direction for maximizing long-term value at the Company. There is no assurance that any incumbent trustee will serve as a trustee if the Shareholder Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

This Proxy Statement is soliciting proxies to elect our six (6) Shareholder Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Shares representing at least 67% of the voting power of Common Shares entitled to vote on the election of trustees in support of trustee nominees other than the Company’s nominees.

THE SHAREHOLDER NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Shareholder Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Shareholder Nominees should serve as trustees of the Company are also set forth below. This information has been provided to us by the Shareholder Nominees. Each of the Shareholder Nominees is a citizen of the United States of America.

Chad D. Champion, 54, has served as Senior Managing Director - Head of Capital Markets and Investment Banking for Newbridge Securities Corporation, a full-service brokerage firm and investment bank, since January 2021. Previously, Mr. Champion served as Managing Director and Head of Capital Markets of National Securities Corporation from 2018 to 2020, Managing Director, Equity Capital Markets and Head of Syndicate of Wunderlich Securities from 2007 to October 2018, and Director, Equity Capital Markets of Stifel Financial Corp. from 1997 to 2007. Mr. Champion served in the United States Air Force from 1989 to 1997. Mr. Champion graduated from Southern Illinois University with a Bachelor of Science in Business Administration and a Master of Business Administration from George Herbert Walker School of Business, Webster University. The Nominating Shareholder believes that Mr. Champion’s extensive capital markets experience and knowledge, including experience and knowledge directly of REITs and REIT capital markets, as well as his experience with the real estate industry, qualify him to serve as a trustee of the Company. Mr. Champion’s business address is c/o Newbridge Securities Corporation, 1200 North Federal Highway, Suite 400, Boca Raton, Florida 33432.

Dennis H. Chookaszian, 82, served as Chairman of the Financial Accounting Standards Advisory Council, which advises the Financial Accounting Standards Board, from January 2007 to December 2011. During his 27-year career with CNA Financial Corporation (“CNA”), Mr. Chookaszian held several management positions at CNA’s business unit and corporate levels. Mr. Chookaszian joined CNA in 1975 as Chief Financial Officer until 1990 when he became President. In 1992, he was named Chairman and Chief Executive Officer of CNA Insurance Companies, and in 1999 he became Chairman of CNA’s executive committee until he retired in 2001. Mr. Chookaszian currently serves on the boards of Perdoceo Corporation, a private post-secondary education provider, since 2002, and Pillarstone, a public company engaged in investing in, owning and operating commercial properties, since 2016. Mr. Chookaszian previously served on the boards of CME Group Inc. (formerly known as Chicago Mercantile Exchange Holdings Inc.), a U.S. financial exchange from 2004 to 2023. He also served as a director of publicly-held Allscripts Healthcare Solutions, Inc., a provider of clinical, financial, connectivity and information solutions and related professional services for hospitals, physicians and post-acute organizations, from September 2010 to May 2016; LoopNet, Inc., an information services provider to the commercial real estate industry, from July 2006 to April 2012; Maxar Technologies Ltd. (formerly known as MacDonald Dettwiler), a global communications and information company, from July 2005 to May 2019; Prism Technologies Group, Inc., an on-line insurance provider, from April 2003 to December 2017; and Sapient Corporation, a global services firm providing digital marketing and business and information technology services, from January 2003 to August 2007, in addition to numerous private company boards. In 2010, Mr. Chookaszian received the Outstanding Director Award from the Financial Times Outstanding Directors Exchange. Mr. Chookaszian is a member of the advisory board and an adjunct Professor at University of Chicago Booth School of Business where he teaches courses in corporate governance for more than the past five years. He also has taught a course in international corporate governance at Cheung Kong Graduate School of Business (China) and at Shanghai Advanced Institute of Finance (China). He also is a trustee of Northwestern University and a member of the advisory board of Kellogg Graduate School of Management. Mr. Chookaszian has a Bachelor of Science in chemical engineering from Northwestern University, a Master of Business Administration in finance from University of Chicago, and a Master’s degree in economics from London School of Economics. He is a Certified Public Accountant, Chartered Global Management Accountant, Certified Management Consultant, and Chartered Property Casualty Underwriter. Mr. Chookaszian has significant business, audit committee and teaching experience that the Nominating Shareholder believes would add significantly to the oversight and governance of the Company. Mr. Chookaszian’s business address is c/o Pillarstone Capital REIT, 9825 E Bell Rd, Suite 130, Scottsdale, Arizona 85260.

Jerry L. Falwell, Jr., 63, has worked in commercial real estate development in his individual capacity since 1987. Mr. Falwell has invested in large tracts of land and developed for residential uses, including the land acquisition and development of the land for the first retail “power center” in the Lynchburg, Virginia area in 1990, developing other commercial tracts in Lynchburg, Virginia creating a visitor-friendly area adjacent to Liberty University, resulting in national chain restaurants and retail stores choosing to do business in Lynchburg for the first time, and whose companies continue to own two hotels in Virginia and Florida and retail shopping centers in Lynchburg and Richmond, Virginia. Mr. Falwell served Liberty University as CEO and President from 2007 to 2020, Vice Chancellor from 2003 to 2007 and General Counsel from 1988 to 2003. Mr. Falwell was also in the private practice of law from 1987 to 2012. Mr. Falwell also served on the Board of Directors of the Bedford County, Virginia Public Service Authority Board from 2012 to 2015 and on the Board of Trustees of Liberty University from 2003 to 2020. During his tenure at Liberty University, Mr. Falwell played the key role in restructuring over $100 million in debt between 1988 and 1997, guaranteeing the young university would have a financial future. Mr. Falwell oversaw the expansion of the campus by more than doubling the square footage of the campus between 1997 and 2007 and elimination of all debt. As CEO between 2007 and 2020, Mr. Falwell oversaw the transformation of the university from a small college with no financial resources into a world-class university, creating endowments, cash and investments of over $2 billion for the university, placing Liberty University’s reserves among the 20 largest unrestricted endowments and the 70 largest of all university endowments. Mr. Falwell helped to reconstruct the university campus at a cost of about $2 billion, move the football team to the highest levels of the NCAA, launch a medical school, enhance the academic reputation of the university adding hundreds of new programs of study and increase student enrollment to over 16,000 in residence and about 120,000 online, making it the largest Christian university in the world and the largest private, non-profit university in the nation at the time. Mr. Falwell has a Bachelor of Arts degree from Liberty University and a JD from University of Virginia School of Law. The Nominating Shareholder believes that Mr. Falwell’s extensive executive, legal, real estate and finance experience qualify him to serve as a trustee. Mr. Falwell’s business address is 2100 Old Cifax Road, Goode, Virginia 24556.

John A. Good, 68, has served as the Chief Executive Officer of NexPoint Storage Partners, Inc. (formerly, Jernigan Capital, Inc.), a REIT that owns and provides capital to owners and developers of self-storage facilities, since October 2018. Mr. Good has also served as Chief Executive Officer of VineBrook Homes Trust, Inc. since 2024 and as President of VineBrook Homes, Inc. since November 2024. VineBrook Homes Trust, Inc. is a single-family rental REIT. Prior to serving as Chief Executive Officer of Jernigan Capital, Inc., Mr. Good served as the President and Chief Operating Officer of Jernigan Capital, Inc. (NYSE: JCAP) and as a director since June 2015. In addition, Mr. Good has served as a director of Farmland Partners, Inc., a NYSE-listed farmland REIT, since 2018, and is chairman of the audit committee of the Farmland Partners, Inc. board. Prior to joining Jernigan Capital, Inc., Mr. Good was a partner and co-head of the REIT practice group of Morrison & Foerster LLP, a global law firm. From 1999 to 2013, Mr. Good was a partner, multi-term executive committee member and head of the REIT practice at the law firm of Bass, Berry & Sims PLC and prior to that was a stockholder and chair of the securities and M&A practice group at the national law firm of Baker Donelson. Mr. Good has over 29 years’ experience, as both a principal and as an advisor, working with senior management teams and boards of directors of public companies in the REIT and financial services industries on corporate finance, corporate governance, merger and acquisition, tax, executive compensation, joint venture and strategic planning projects. As a nationally recognized corporate and securities lawyer, he was lead counsel on over 200 securities offerings raising in excess of $25 billion over the past 25 years, with more than 125 of those deals being in the REIT industry. Mr. Good graduated from the University of Memphis with a B.B.A. in accounting, cum laude, in 1980, attained his CPA designation and practiced with a large regional CPA firm until entering University of Memphis School of Law, where he received his J.D. with honors in 1987. While practicing law, Mr. Good was nationally ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994. The Nominating Shareholder believes that Mr. Good’s extensive experience and knowledge of real estate (including REITs), capital markets, merger and acquisition, public company operations and experience, as well as his extensive experience in law and executive management, qualify him to serve as a trustee of the Company.  Mr. Good’s business address is c/o NexPoint Storage Partners, Inc., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Kathy M. Jassem, 80, from 2007 through December 2021 and from December 2023 to the present, has been employed by the New Jersey Division of Investment and has been Senior Portfolio Manager, managing $1 billion of domestic and global equity property portfolios. Ms. Jassem has served as a trustee of Pillarstone since 2018. Ms. Jassem held the following NASD licenses: Series 7, 24, 63, 86 and 87. She earned a Bachelor of Science from Cornell University and an MBA degree from The Wharton School, University of Pennsylvania. She was a member of the NAREIT Advisory Council from 2018 to 2022. The Nominating Shareholder believes that Ms. Jassem has extensive experience in real estate investments, including investments in REITs, and maintains regular contact with real estate investment professionals and analysts, including those regularly investing in REIT stocks, which can provide the Company with a broad base of knowledge for current real estate investment trends as well as her extensive experience as a public company trustee.  Ms. Jassem’s business address is c/o New Jersey Division of Investment, 50 West State Street, Trenton, New Jersey 08625.

Stewart Morris, Jr., 77, has served as President and Director of Stewart Security Capital, Inc., a family private capital investment company, since 2016. Mr. Stewart previously served Stewart Information Services Corporation, a New York Stock Exchange-traded global title insurance and real estate services company and one of the largest title companies in the industry, as Vice Chairman from 2012 to 2016, President and Co-CEO from 2000 to 2011. In addition, Mr. Morris served Stewart Title Company as Vice President from 1975 to 1991 and President from 1991 to 2011 and served Stewart Title Guaranty Company as Chairman from 1991 to 2007 and Sr. Chairman from 2007 to 2019. Mr. Morris has served on the boards of directors of numerous public and private companies, focused on real estate and banking, in addition to extensive experience serving as a director of non-profit entities. Mr. Morris graduated with a Bachelor of Arts degree in economics and Political Science from Rice University and received a Master of Business Administration concentrating in Finance and Real Estate from the University of Texas. The Nominating Shareholder believes that Mr. Morris’ extensive experience in real estate and banking, as well as public company boards and management, qualify him to serve as a trustee of the Company. Mr. Morris’ business address is c/o Stewart Security Capital, Inc., 2603 Augusta Drive, Suite 800, Houston, Texas 77057.

Each Shareholder Nominee has consented to being named in any proxy statement filed in connection with the solicitation of proxies for the Annual Meeting and to serving as a trustee of the Company if elected. Other than as stated herein, there are no arrangements or understandings among the Participants or any other person or persons pursuant to which the nomination of the Shareholder Nominees described herein is to be made, other than the consent by each of the Shareholder Nominees to be named as a nominee of the Nominating Shareholder in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. No Shareholder Nominee has been offered or otherwise promised, nor has any Shareholder Nominee received, any compensation for serving as a Shareholder Nominee. Other than as stated herein, the Shareholder Nominees are not a party adverse to the Company or any of its subsidiaries nor do the Shareholder Nominees have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Shareholder Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Shareholder Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Shareholder Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Shareholder Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Shareholder Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Shareholder Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Shareholder Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Shareholder Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Shareholder Nominee or any of his or her associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Shareholder Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Shareholder Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Shareholder Nominee holds any positions or offices with the Company; (xiii) no Shareholder Nominee has a family relationship with any trustee, executive officer, or person nominated or chosen by the Company to become a trustee or executive officer, (xiv) no companies or organizations, with which any of the Shareholder Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Shareholder Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Shareholder Nominees, (a) none of the events enumerated in Item 401(f)(1)–(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Shareholder Nominee or any of such Shareholder Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Shareholder Nominee been a trustee of the Company, and (c) none of the Shareholder Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

We do not expect that any of the Shareholder Nominees will be unable to stand for election, but, in the event any Shareholder Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated, would have, the effect of disqualifying any Shareholder Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the Common Shares represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under the Company’s organizational documents and applicable law, if the Company increases the size of the Board above its existing size. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Nominating Shareholder that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current trustees serve, constitutes an unlawful manipulation of the Company’s corporate machinery.

The Nominating Shareholder and the Company will each be using a universal proxy card for voting on the election of trustees at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Shareholder Nominees has consented to being named as a nominee for election as a trustee of the Company in any proxy statement relating to the Annual Meeting. Shareholders will have the ability to vote for up to six (6) nominees on the Nominating Shareholder’s enclosed GOLD universal proxy card. Shareholders are permitted to vote for fewer than six (6) nominees or for any combination (up to six (6) total) of the Shareholder Nominees and the Company’s nominees on the Nominating Shareholder’s GOLD universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. The Nominating Shareholder urges shareholders to vote using our GOLD universal proxy card “FOR” all of the Shareholder Nominees.

Certain information about the Company’s nominees is set forth in the Company’s proxy statement. The Participants are not responsible for the accuracy of any information provided by or relating to the Company or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Company or any other statements that the Company or its representatives have made or may otherwise make.

IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF TRUSTEES, ALL OF YOUR VOTES FOR THE ELECTION OF TRUSTEES WILL BE DEEMED INVALID. WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE SHAREHOLDER NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to approve, on an advisory (non-binding) basis, the compensation paid to its named executive officers pursuant to Item 402 of Regulation S-K. Accordingly, the Company is asking shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Whitestone REIT approve, on a non-binding advisory basis, the compensation of Whitestone REIT’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables and narrative discussion, as set forth in this proxy statement.”

According to the Company’s proxy statement, because this vote is advisory, which means that the vote is not binding on the Company, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

For the reasons described in the “Reasons for the Solicitation” section of this Proxy Statement, we do not believe it is in the best interest of the Company’s shareholders to approve the compensation paid to the Company’s named executive officers.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company has proposed that the shareholders ratify the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

According to the Company’s proxy statement, even if the appointment is ratified, the Audit Committee of the Board, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests and the best interests of its shareholders. The Company further disclosed that if the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each Common Share held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date.

Common Shares represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Shareholder Nominees, “AGAINST” the Company’s advisory proposal to approve the compensation paid to the Company’s named executive officers and “FOR” the Company’s proposal to ratify the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm.

The Nominating Shareholder and the Company will each be using a universal proxy card for voting on the election of trustees at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to six (6) nominees on the Nominating Shareholder’s enclosed GOLD universal proxy card. Shareholders are permitted to vote for less than six (6) nominees or for any combination (up to six (6) total) of the Shareholder Nominees and the Company’s nominees on the GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. The Nominating Shareholder urges shareholders using our GOLD universal proxy card to vote “FOR” all of the Shareholder Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF TRUSTEES, ALL OF YOUR VOTES FOR THE ELECTION OF TRUSTEES WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be held virtually at [●]. According to the Company’s proxy statement, at the virtual Annual Meeting, shareholders will be able to listen to the meeting live, ask questions and vote. To participate in the Annual Meeting, you must pre-register at [●] by the time referenced in the Company’s proxy statement on [●], 2026 using your control number available on your proxy card if you are a shareholder of record or included in your voting instruction card and voting instructions you received from your broker, bank or other nominee and follow the instructions to complete your registration request. According to the Company, upon completing registration, shareholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

Although you may vote online during the virtual Annual Meeting, we encourage you to vote your shares prior to the Annual Meeting to ensure that such shares are properly represented and voted. Online check-in for the virtual Annual Meeting will begin at the time disclosed in the Company’s proxy statement. We encourage shareholders to access the virtual Annual Meeting prior to the start time. According to the Company, technical support will be available on the virtual meeting website for any questions on how to participate in the virtual Annual Meeting or if you encounter any difficulties accessing the virtual Annual Meeting.

If your shares are held in a brokerage account or in the name of another nominee, you are considered the beneficial owner of shares held in “street name.” Since a beneficial owner is not the owner of record, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares virtually at the Annual Meeting. “Street name” shareholders who wish to vote virtually at the Annual Meeting should refer to the instructions provided on the voting instruction card provided by your broker, bank or other nominee.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the GOLD universal proxy card.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of Common Shares that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Company’s Bylaws and Maryland law. According to the Company, a quorum is present if the holders of at least a majority of the outstanding shares entitled to vote are represented in person (virtually) or by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present.

If you are a shareholder of record, you must deliver your vote by Internet, telephone or mail or attend the Annual Meeting virtually and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholder meeting. Under the rules governing brokers’ discretionary authority, if a shareholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such shareholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 3 (ratification of the appointment of Withum Smith+Brown, PC, as the Company’s independent registered public accounting firm.). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

VOTES REQUIRED FOR APPROVAL

Proposal No. 1: Election of Trustees ─ According to the Company’s proxy statement, for each of the trustee nominees to be elected (Proposal No. 1), such nominee must receive the vote of a plurality of all the votes cast at the Annual Meeting, whether in person (virtually) or by proxy, in respect of his or her election. This means the nominees receiving the greatest number of “FOR” votes will be elected. Broker non-votes and “WITHHOLD” votes will have no impact as they are not counted as votes cast for this purpose, although they will be considered present for the purpose of determining a quorum.

Proposal No. 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers ─ According to the Company’s proxy statement, for the advisory non-binding vote on executive compensation (Proposal No. 2) to be approved, the proposal must receive the affirmative vote of a majority of all votes cast at the Annual Meeting, whether in person (virtually) or by proxy (which means the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal). For purposes of this advisory vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining a quorum.

Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, for the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) to be approved, the proposal must receive the affirmative vote of a majority of all votes cast at the Annual Meeting, whether in person (virtually) or by proxy (which means the number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal). For purposes of this advisory vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining a quorum.

Under applicable Maryland law, none of the holders of Common Shares is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Nominating Shareholder’s recommendations specified herein and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

You may change your vote or revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. A written notice of revocation may be delivered either to the Nominating Shareholder in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 2600 South Gessner Road, Suite 500, Houston, Texas 77063 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Nominating Shareholder in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Common Shares. Additionally, Okapi Partners may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Shareholder Nominees.

IF YOU WISH TO VOTE FOR THE SHAREHOLDER NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Nominating Shareholder. Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective trustees, officers, members and employees of Pillarstone Capital REIT, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Shareholder Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as trustee nominees.

The Nominating Shareholder and Pillarstone Capital REIT retained Okapi Partners for solicitation and advisory services in connection with this solicitation. Okapi Partners will receive a fee of up to $200,000, additional fees for ancillary services that may be performed during the campaign, success fees of $37,500 per trustee elected, and reimbursement of its costs and expenses for its services in connection with the solicitation, and will be indemnified against certain expenses and liabilities resulting from claims, actions, suits, subpoenas, demands or other proceedings brought against or involving Okapi Partners which directly relate to or arise out of Okapi Partners’ performance of its services. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Nominating Shareholder’s solicitation material to their customers for whom they hold shares, and Pillarstone Capital REIT will reimburse them for their reasonable out-of-pocket expenses. It is anticipated that Okapi Partners will employ approximately twenty-four persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Pillarstone Capital REIT, which estimates that through the date hereof its expenses in furtherance of, or in connection with, this solicitation are approximately $300,000, including fees for attorneys, accountants, public relations or financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. The Nominating Shareholder and Pillarstone Capital REIT intend to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. The Nominating Shareholder does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in the solicitation are anticipated to be the Nominating Shareholder, the Shareholder Nominees and Pillarstone Capital REIT (each a “Participant” and, collectively, the “Participants”).

The principal business of Pillarstone Capital REIT is investing in, owning and operating commercial properties. Following its bankruptcy proceedings, in which it liquidated its real estate assets and in which Whitestone and its subsidiaries were significant participants, Pillarstone Capital REIT is exploring its strategic alternatives. Pillarstone Capital REIT’s business address is 9825 E Bell Rd, Suite 130, Scottsdale, Arizona 85260.

Except for (i) the Nominating Shareholder’s holding of Common Shares described in this Proxy Statement, (ii) the remaining interest, if any, of the Company and Pillarstone Capital REIT in those certain bankruptcy cases styled In re: Whitestone Industrial-Office, LLC, et. al., Case No. 24-30653-mvl-11, in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, and In re: Whitestone Uptown Tower, LLC a/k/a Pillarstone Capital REIT Operating Partnership, Case No. 23-32832-mvl-11, in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (together, the “Pillarstone Bankruptcy Cases”), and (iii) the ongoing litigation between the Nominating Shareholder and the Company and the divorce proceedings between the Nominating Shareholder and Christine J. Mastandrea, the Company’s current President and Chief Operating Officer, there are no substantial interests, direct or indirect, in the Company or any affiliate described in Section 12(a)(2)(iii)(D) of Article II of the Bylaws of any of the Participants or any affiliate thereof, including any material proceedings to which any Participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Each Participant disclaims beneficial ownership of the Common Shares that he, she or it does not directly own.

For information regarding the ownership, purchases and sales of securities of the Company during the past two years by certain of the Participants, see Schedule I attached hereto.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any trustee, executive officer, or person nominated or chosen by the Company to become a trustee or executive officer, (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

CERTAIN OTHER MATTERS

The Nominating Shareholder is unaware of any other matters to be considered at the Annual Meeting. However, should other matters be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Okapi Partners, at the following address or phone number 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, or call toll free at (888) 785-6709. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address or phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of the Participants.

This Proxy Statement is dated [●], 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

The Company has not yet publicly disclosed the specific deadlines for shareholders to submit proposals and nominations at the 2027 Annual Meeting. Notwithstanding the foregoing, shareholder proposals submitted for inclusion in a company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act must typically be received at the principal offices of the company not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. Any such proposal must also comply with the requirements of Rule 14a-8. As of the date of this Proxy Statement, Whitestone has not filed its definitive proxy statement for the Annual Meeting.

According to the Company’s proxy statement, the Bylaws establish an advance notice procedure for shareholders who wish to present a proposal or trustee nomination before the 2027 Annual Meeting without inclusion of such matter in the Company’s proxy statement. Under the Bylaws, a shareholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required under Section 12 of the Bylaws and shall be delivered to the secretary of the Company at the principal executive office of the Company not earlier than the 120th day nor later than 5:00 p.m., Central Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such notice must contain the information required by the Bylaws.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for trustee nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of this year’s Annual Meeting date; provided, however, that, if the date of the 2027 Annual Meeting has changed by more than 30 calendar days from this year’s Annual Meeting date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. Such notice must also comply with the additional requirements of Rule 14a-19(b).

According to the Company’s proxy statement, all notices of proposals or nominations must be addressed to Whitestone REIT, Attn: Peter Tropoli, Corporate Secretary, 2600 South Gessner Road, Suite 500, Houston, Texas 77063.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2027 Annual Meeting is based on information contained in the Company’s proxy statement, the Bylaws or applicable law. The incorporation of this information in this Proxy Statement should not be construed as an admission by the Nominating Shareholder or the other Participants that such procedures are legal, valid or binding

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S TRUSTEES AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND TRUSTEE COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE TRUSTEES AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few Common Shares you own, please vote to elect the Shareholder Nominees by marking, signing, dating and mailing the enclosed GOLD universal proxy card promptly.

JAMES C. MASTANDREA [●], 2026

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

JAMES C. MASTANDREA
Sale of Common Shares	(3,000)	5/7/2024
Sale of Common Shares	(1,000)	5/7/2024
Sale of Common Shares	(1,000)	5/21/2024
Sale of Common Shares	(6,250)	5/31/2024
Sale of Common Shares	(1,000)	5/31/2024
Sale of Common Shares	(1,000)	5/31/2024
Sale of Common Shares	(1,000)	5/31/2024
Sale of Common Shares	(1,700)	5/31/2024
Sale of Common Shares	(1,000)	5/31/2024
Sale of Common Shares	(2,500)	5/31/2024
Sale of Common Shares	(2,000)	5/31/2024
Sale of Common Shares	(3,000)	5/31/2024
Sale of Common Shares	(6,300)	5/31/2024
Sale of Common Shares	(33,580)	5/31/2024
Sale of Common Shares	(38,138)	5/31/2024
Sale of Common Shares	(9,000)	7/10/2024
Sale of Common Shares	(26,608)	7/10/2024
Sale of Common Shares	(46,396)	7/10/2024
Sale of Common Shares	(26,608)	7/10/2024
Sale of Common Shares	(10,000)	7/11/2024
Sale of Common Shares	(26,607)	7/23/2024
Sale of Common Shares	(23,407)	12/16/2024

MIDWEST DEVELOPMENT VENTURES IV(1)

Distribution of Common Shares	(2,743)	7/29/2024

CHAD D. CHAMPION

Purchase of Common Shares pursuant to Dividend Reinvestment Plan	26.624	1/9/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	24.704	2/8/24

Purchase of Common Shares pursuant to Dividend Reinvestment Plan	25.881	3/12/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	27.687	4/9/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	26.292	5/10/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	24.645	6/12/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	24.807	7/10/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	24.832	8/13/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	25.701	9/11/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	23.082	10/9/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	22.621	11/13/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	23.021	12/11/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	27.580	1/13/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	27.115	2/10/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	25.892	3/10/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	28.927	4/9/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	28.953	5/12/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	29.452	6/11/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	29.492	7/9/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	31.108	8/11/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	29.259	9/10/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	32.240	10/8/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	28.289	11/12/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	28.240	12/10/25

FIDELITY ROLLOVER IRA RUSSELL H CHAMPION - ROLLOVER

IRA - FIDELITY MANAGEMENT TRUST CO – CUSTODIAN(2)

Purchase of Common Shares pursuant to Dividend Reinvestment Plan	44.172	1/9/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	40.986	2/8/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	42.941	3/12/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	45.938	4/9/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	43.622	5/10/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	40.889	6/12/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	41.158	7/10/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	41.200	8/13/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	42.641	9/11/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	38.295	10/9/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	37.531	11/13/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	38.196	12/11/24
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	45.759	1/13/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	44.988	2/10/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	42.957	3/10/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	47.995	4/9/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	48.038	5/12/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	48.864	6/11/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	48.932	7/9/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	51.612	8/11/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	48.544	9/10/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	53.491	10/8/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	46.936	11/12/25
Purchase of Common Shares pursuant to Dividend Reinvestment Plan	46.855	12/10/25

(1)	James C. Mastandrea has beneficial ownership over the shares held by Midwest Development Ventures IV.
(2)	Held in an account for Chad D. Champion’s father. Mr. Champion has shared investment power over such shares.

SCHEDULE II

The following tables are reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on [●], 2026.

[●]

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many Common Shares you own, please give James C. Mastandrea your proxy “FOR” the Shareholder Nominees and in accordance with his recommendations on the other proposals on the agenda for the Annual Meeting by taking the following steps:

●	MARKING the “FOR” box for each Shareholder Nominee on the enclosed GOLD universal proxy card;
●	SIGNING the enclosed GOLD universal proxy card;
●	DATING the enclosed GOLD universal proxy card; and
●	MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States); or
●	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your GOLD universal proxy card.

You may vote your shares virtually at the Annual Meeting, however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting.

If any of your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD universal voting form.

If you have any questions, require assistance in voting your GOLD universal proxy card, or need additional copies of the Nominating Shareholder’s proxy materials, please contact Okapi Partners at the addresses or phone numbers set forth below.

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (888) 785-6709

E-mail: info@okapipartners.com

GOLD UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 16, 2026

WHITESTONE REIT

2026 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF JAMES C. MASTANDREA AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF TRUSTEES OF WHITESTONE REIT
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints James C. Mastandrea, Patrick McHugh and Douglas M. Berman, and each of them, attorneys and agents with full power of substitution to vote all Common Shares (the “Common Shares”) of Whitestone REIT (the “Company”), which the undersigned would be entitled to vote if personally present at the 2026 Annual Meeting of Shareholders of the Company scheduled to be held virtually at [●] on [●], 2026 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Shares held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to James C. Mastandrea (together with the other participants in its solicitation, the “Shareholder Participants”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE SIX (6) SHAREHOLDER NOMINEES, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Shareholder Participant’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD UNIVERSAL PROXY CARD

☒ Please mark vote as in this example

JAMES C. MASTANDREA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SIX (6) SHAREHOLDER NOMINEES, AND NOT TO VOTE “FOR” ANY OF THE SIX (6) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO SIX (6) NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF TRUSTEES, ALL OF YOUR VOTES FOR THE ELECTION OF TRUSTEES WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN SIX (6) “FOR” BOXES WITH RESPECT TO THE ELECTION OF TRUSTEES, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of six (6) trustees to the Company’s Board of Trustees, each to serve a one-year term ending at the Company’s 2027 Annual Meeting of Shareholders.

JAMES C. MASTANDREA NOMINEES	FOR	WITHHOLD
a) Chad D. Champion	☐	☐
b) Dennis H. Chookaszian	☐	☐
c) Jerry L. Falwell, Jr.	☐	☐
d) John A. Good	☐	☐
e) Kathy M. Jassem	☐	☐
f) Stewart Morris, Jr.	☐	☐

COMPANY NOMINEES OPPOSED BY JAMES C. MASTANDREA	FOR	WITHHOLD
a) Julia B. Buthman	☐	☐
b) Amy S. Feng	☐	☐
c) Kristian M. Gathright	☐	☐
d) David K. Holeman	☐	☐
e) Jeffrey A. Jones	☐	☐
f) Donald A. Miller	☐	☐

JAMES C. MASTANDREA RECOMMENDS SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2.

2.	Approval, on an advisory (non-binding) basis, of the 2026 compensation paid to the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

JAMES C. MASTANDREA MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	Ratification of the appointment of Withum Smith+Brown, PC as the Company’s independent registered public accounting firm for the 2026 fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

GOLD UNIVERSAL PROXY CARD

DATED:______________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.

EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.